Exhibit 10.35

FY05 Individual Compensation Plan
Effective Date:10/31/04 - 10/29/05
Type:	☒	Initial
	☐	Revision

NAME:	Vicki L. Andrews

TITLE:	Sr. Vice President, Worldwide Sales

FY05 COMPENSATION PLAN:

ANNUAL $
Base Salary:		$350,000

Worldwide Bookings Bonus:	$	[*]	(paid at fiscal year-end based on FY05 results)

Quarterly Revenue Bonus:	$	[*]	(paid on quarterly revenue results; 25% target each quarter)
Revenue Signature Bonus:	$	[*]	(paid at fiscal year-end based on FY05 results)
	$	[*]
Corporate MBO Bonus:	$	[*]	(payable at fiscal year-end)
	$	[*]
Total Variable at Target:	$	[*]
	$	[*]
Total Target Compensation at Plan:	$	[*]

I.  PLAN TARGETS:

	1H		2H		FY05 Total

Worldwide Bookings QUOTA:	$[*]		$[*]		$[*]

	Q1	Q2	Q3	Q4	FY05 Total

QUARTERLY REVENUE TARGET: (adjusts to match CFO Target)	$[*]	$[*]	$[*]	$[*]	$[*]

	1H		2H		FY05 Total

REVENUE SIGNATURE TARGET:	$[*]		$[*]		$[*]

II. PLAN MECHANICS

A.  BOOKINGS VOLUME BONUS:

Annual Bookings Bonus is paid at year-end on the basis of the FY05 total Bookings achievement level, according to the FY05 Sales Commission/Bonus Policy and the current Synopsys Sales Order Acceptance and Distribution Policy.  For each semi-annual period when quota plan is exceeded, an additional [*] point will be added to your annual Bookings multiplier to a maximum of [*]  additional points.  For achieving the annual Revenue Signature target, an additional [*]  bonus points will be added.

Annual Bookings Bonus is paid according to the following formula for performance against the FY05 Annual Bookings quota:

% of FY05
Annual Target Bookings	Percent of Annual
Quota Achieved	Target Bonus	Comments
< [*]%	0.0%

[*]% - [*]%	[*]% - [*]%	[*] pts for every point

> [*]% - [*]%	[*]% - [*]%	[*] pts for every point

>[*]%	[*]% + [*]%	1H above the target: [*] bonus pts	* [*] bonus pts added for hitting
		2H above the target: [*] bonus pts	[*]% of annual Revenue
Signature

B.  REVENUE TARGET BONUS

B-1. Quarterly Revenue Bonus

Quarterly Revenue Bonus is paid based on achieving [*]% of the current corporate quarterly revenue target.

No quarterly revenue bonus is paid unless the current quarter’s revenue target is achieved ([*]%).

Revenue targets below will be adjusted to match current CFO target each quarter.

Quarterly Revenue Bonus is paid according to the following formula for performance against the FY05 Quarterly Revenue Target.

	Q1		Q2		Q3		Q4		Total
Plan Revenue Target (adjusts to current CFO target)	$	[*]	$	[*]	$	[*]	$	[*]	$	[*]
Quarterly Revenue Bonus	$	[*]	$	[*]	$	[*]	$	[*]	$	[*]

B-2. Annual Revenue Signature Bonus

Annual Revenue Signature Bonus is paid based on achieving the targeted next six (6) quarter revenue signature of the current annual orders (“Revenue Signature”) at a minimum threshold level defined below.

Annual Revenue Signature Bonus is paid according to the following formula for performance against the FY05 annual revenue target.

% of FY05	Percent of Annual
Annual Revenue Signature	Target Bonus

< [*]%	0.0%
[*]%	[*]%
[*]%	[*]%
[*]%	[*]%
[*]%	[*]%
[*]%	[*]%
[*]%	[*]%
[*]%	[*]% + [*]%
every [*]% step	[*]% + [*]% per step

NOTES:

This plan is subject to all provisions of the current “FY05 Synopsys Commission/Bonus Policy” and the current “Synopsys Sales Order Acceptance Policy”.  All elements of this plan are subject to change at any time during the year.

Plan targets reflect those in place at this time.  These targets may be revised as conditions require subject to the approval of the President/COO.

This plan is applicable only if the Sr. VP of Human Resources, the President/COO, and the CEO approve.

SIGNATURES:

/s/ Vicki L. Andrews	April 20, 2005	/s/ Aart de Geus	April 20, 2005
Vicki L. Andrews	Date	Aart de Geus,	Date
Sr. Vice President, Worldwide Sales		Chairman of Board & CEO

/s/ Jan Collinson	April 20, 2005	/s/ Chi-Foon Chan	April 20, 2005
Jan Collinson	Date	Chi-Foon Chan,	Date
Sr. VP, Human Resources & Facilities		President & COO

*    Represents specific quantitative or qualitative performance-related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Registrant.